UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2022

THE GEO GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	1-14260	65-0043078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4955 Technology Way

Boca Raton, Florida 33431

(Address of principal executive offices, including zip code)

(561) 893-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously reported, beginning in November 2021, The GEO Group, Inc. (“GEO” and, together with its direct or indirect subsidiaries, the “Company”) engaged in confidential discussions with (i) certain members of an ad hoc group of holders (the “Noteholder Group”) of the Company’s 5.125% Senior Notes due 2023, 5.875% Senior Notes due 2024, and 6.00% Senior Notes due 2026 (such notes, collectively, the “Senior Notes”), (ii) certain members of an ad hoc group of term lenders (the “Term Lender Group”) under the Company’s Third Amended and Restated Credit Agreement, dated as of March 23, 2017 (as subsequently amended, the “Credit Agreement” and the term loans made thereunder, the “Term Loans”), and (iii) the administrative agent (the “Agent”) and certain lenders that have provided revolving credit loans and commitments under the Credit Agreement (such lenders, the “RCF Lenders” and such loans, the “RCF Loans”) concerning a potential refinancing, exchange, recapitalization, or other transaction or series of transactions to reduce the Company’s funded recourse debt and address its nearer term maturities (a “Potential Transaction”). The Company undertook these discussions on a confidential basis pursuant to non-disclosure agreements with the applicable members of the Noteholder Group and the Term Lender Group, and, in the case of the Agent and the RCF Lenders, the confidentiality provisions of the Credit Agreement.

As of January 5, 2022, the expiration date of its non-disclosure agreements with the Noteholder Group and the Term Lender Group, the Company had not reached agreement with respect to the material terms of a Potential Transaction. On January 6, 2022, in accordance with the terms of such non-disclosure agreements, the Company filed a Current Report on Form 8-K disclosing certain information provided to the Noteholder Group and the Term Lender Group on a confidential basis in connection with the above-referenced discussions, as well as a summary of the most recent proposal for a Potential Transaction delivered by each of the Company, the Noteholder Group, and the Term Lender Group prior to January 5, 2022 (the “First Refinancing Status Disclosure”).

Negotiations concerning a Potential Transaction continued after the First Refinancing Status Disclosure. On March 14, 2022, following discussions among the Company, the Agent, and the professional advisors to the Term Lender Group and the Noteholder Group, the Company executed new non-disclosure agreements with members of the Term Lender Group and the Noteholder Group, with the objective of finalizing an agreement in principle with respect to a Potential Transaction.

Despite achieving consensus on various material terms of a Potential Transaction, the Company and these creditor groups did not reach a final definitive agreement by May 2, 2022, the expiration date (as previously extended) of the above-referenced new non-disclosure agreements. In accordance with the terms of such non-disclosure agreements, the Company is disclosing through this Current Report a summary of the material terms of the most recent proposal for a Potential Transaction delivered by each of the Company, the Noteholder Group, and the Term Lender Group (the “Potential Transaction Information”). The Potential Transaction Information is attached as Exhibit 99.1 hereto and incorporated herein by reference.

As evidenced by the Potential Transaction Information, the Company believes it has made meaningful progress with the creditor groups since the First Refinancing Status Disclosure. While there can be no assurances that a Potential Transaction will be completed, and subject to the risk that market and/or credit conditions can change at any time, the Company believes a Potential Transaction can be completed on terms satisfactory to the Company. The Company thus plans to actively continue negotiations with the creditor groups concerning a Potential Transaction and, to facilitate such ongoing discussions, expects to enter into new non-disclosure agreements with certain members of the Term Lender Group and the Noteholder Group shortly.

In addition, the Company plans to continue to actively examine other options to address its funded recourse debt and its nearer term maturities, including, but not limited to, capital markets transactions, repurchases, redemptions exchanges, refinancings, repayments of existing indebtedness, and/or potential sales of Company-owned assets, if opportunities to do so are available on acceptable terms.

For information concerning the Noteholder Group, holders of the Senior Notes may contact Houlihan Lokey Capital, Inc., the financial advisor to the Noteholder Group, by email at bondholders@hl.com.

The information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Forward-looking statements

This Current Report on Form 8-K (including Exhibit 99.1 hereto) contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially and adversely affect actual results, including statements regarding GEO’s proposed steps and potential alternatives to address its future debt maturities. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” or “continue” or the negative of such words and similar expressions. Risks and uncertainties that could cause actual results to vary from current expectations and forward-looking statements contained in this Current Report include, but are not limited to: (i) GEO’s ability to meet its financial guidance for 2022 given the various risks to which its business is exposed; (ii) GEO’s ability to reach agreement concerning a Potential Transaction on advantageous terms, or at all, or otherwise deleverage and repay, refinance, or otherwise address its debt maturities in an amount or on the timeline it expects, or at all; (iii) GEO’s ability to obtain financing or access the capital markets in the future on acceptable terms, or at all; (iv) GEO’s ability to identify and successfully complete any potential sales of additional Company-owned assets on commercially advantageous terms on a timely basis, or at all; (v) general economic and market conditions, including changes to governmental budgets and its impact on new contract terms, contract renewals, renegotiations, per diem rates, fixed payment provisions, and occupancy levels; (vi) GEO’s ability to successfully pursue growth and continue to create shareholder value; and (vii) a variety of other factors contained in GEO’s other filings with the U.S. Securities and Exchange Commission, many of which are difficult to predict and outside of GEO’s control.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description of Exhibit

99.1	Potential Transaction Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2022	THE GEO GROUP, INC.

	By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)